UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2008

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bärengasse 32

Zurich, Switzerland CH-8001

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Mainaustrasse 30

Zurich, Switzerland CH-8008

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) At the company’s 2008 annual general meeting, the company’s shareholders approved payments of a dividend in the form of a par value reduction equal to CHF 0.90 in the aggregate (equivalent at the time to US$0.87), to be paid in three equal quarterly installments (each equivalent at the time to US$0.29), as further described in the company’s proxy statement/prospectus dated May 30, 2008. To accomplish this par value reduction for the fourth quarter of 2008, the company adjusted its Articles of Association on December 16, 2008 to reflect the number of shares issued out of conditional share capital since September 30, 2008 and on December 17, 2008 to confirm the par value reduction. The company’s amended and restated Articles of Association became effective upon their filing with the commercial register of the Canton of Zurich, Switzerland on December 17, 2008 and as a result, the company’s par value is now CHF 33.14 per share. Accordingly, the dividend will be paid to the company’s shareholders of record at the close of business on December 17, 2008, as anticipated. A copy of the amended and restated Articles of Association is attached hereto as Exhibit 3 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The company confirms that it does not have any investments in any funds managed by Bernard L. Madoff Investment Securities LLC.

Item 8.01	Other Events

Prior to the company’s redomestication from the Cayman Islands to Switzerland it registered Ordinary Shares on Form S-8 pursuant to the plan set forth below. As a result of the company’s redomestication, the shares registered by such registration statements are now Common Shares of a Swiss company. An opinion as to legality of the shares so registered under Swiss law is attached as Exhibit 5 hereto.

Plan Name	Registration Numbers
ACE Limited Employee Stock Purchase Plan	333-1404 and 333-134504

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3	Articles of Association of the company, as amended and restated

4	Articles of Association of the company, as amended and restated (Incorporated by reference to Exhibit 3)

5	Opinion of Niederer Kraft & Frey AG as to the legality of the common shares

23	Consent of Niederer Kraft & Frey AG (included in Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

	By:	/s/ Robert F. Cusumano
Robert F. Cusumano
General Counsel

DATE: December 17, 2008

EXHIBIT INDEX

Number	Description	Method of Filing
3	Articles of Association of the company, as amended and restated	Furnished herewith

4	Articles of Association of the company, as amended and restated	Incorporated by reference to Exhibit 3

5	Opinion of Niederer Kraft & Frey AG as to the legality of the common shares	Furnished herewith

23	Consent of Niederer Kraft & Frey AG	Included in Exhibit 5